Exchange of Convertible Note and Promissory Notes	6 Months Ended
Jun. 30, 2020
Exchange Of Convertible Note And Promissory Notes
Exchange of Convertible Note and Promissory Notes

NOTE 18. EXCHANGE OF CONVERTIBLE NOTE AND PROMISSORY NOTES

On June 3, 2020, the Company entered into an Exchange Agreement with the holder of certain of the 2017 Notes, which notes were originally issued on or about March 7, 2017 amounting to $2 million. Pursuant to the Exchange Agreement, the holder agreed to exchange the 2017 Notes for a new convertible 1% Debenture in the aggregate principal amount of $2,265,342.46, which 1% Debenture is convertible into shares of common stock of the Company at a conversion price of $1.75 per share. After the exchange, there are no 2017 Notes outstanding. The principal amount of the 1% Debenture is equal to the principal amount of the 2017 Notes and the accrued interest thereon.